AMENDMENT NO. 1
TO
SENIOR EXECUTIVE RETIREMENT AGREEMENT

This is Amendment No. 1 (this “Amendment”), effective as of April 21, 2021, to the Senior Executive Retirement Agreement by and between Crown Holdings, Inc. (the “Company”) and Didier Sourisseau (the “Participant”), dated April 1, 2017 (the “Agreement”).

Background

WHEREAS, the Agreement sets forth the terms and conditions under which the Participant participates in the Crown Senior Executive Retirement Plan, as amended and restated January 1, 2008; and

WHEREAS, the Company and the Participant desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is hereby acknowledged, the Company and the Participant, intending to be legally bound, hereby agree as follows:

Terms

1. Section 2 of the Agreement is hereby amended to add the following sentence to the end thereof:

“Notwithstanding anything in the Plan or this Agreement to the contrary, the Participant shall not accrue any additional Years of Service after the “Completion” (as defined in the Share and Asset Purchase Agreement, dated as of April 8, 2021, by and among the Company, Crown Cork & Seal Deutschland Holdings GmbH, Kouti B.V., Blitz F21-387 GmbH and Macsco 20.10 Limited). Therefore, for purposes of the Plan and this Agreement, the Participant’s Years of Service shall be counted from January 1, 1991 until the date of Completion.”

2. Section 4 of the Agreement is hereby amended to add the following paragraph to the end thereof:

“Notwithstanding the foregoing, provided that the Participant remains in continuous employment with the Company through the “Completion” (as defined in Section 2 above), the Participant shall become 100% vested in his Retirement Benefit upon the Completion.”

3. Except 4 as expressly modified herein, the Agreement is hereby ratified and affirmed in its entirety.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

                                CROWN HOLDINGS, INC.

                                /s/ Timothy J. Donahue
                                TIMOTHY J. DONAHUE
                                Chief Executive Officer

/s/ Didier Sourisseau
                                DIDIER SOURISSEAU